                                                                    EXHIBIT 99.1

                      FEDERAL DEPOSIT INSURANCE CORPORATION

                                WASHINGTON, D.C.

                                       AND

                                STATE OF ILLINOIS

                         OFFICE OF BANKS AND REAL ESTATE

                       BUREAU OF BANKS AND TRUST COMPANIES


----------------------------------------------
                                              )
In the Matter of                              ) ORDER TO CEASE AND DESIST
                                              )
CIB BANK,                                     )        FDIC-04-080b
HILLSIDE, ILLINOIS                            )   OBRE NO. 2004-BBTC-28
                                              )
(Illinois Chartered                           )
  Insured Nonmember Bank)                     )
                                              )
----------------------------------------------


         CIB Bank, Hillside, Illinois ("Bank"), having been advised of its right to a NOTICE OF CHARGES AND OF HEARING detailing the unsafe or unsound banking practices and violations of law, rule or regulation alleged to have been committed by the Bank, and of its right to a hearing on the charges under 38 Ill. Adm. Code, section 392.30, regarding hearings before the Office of Banks and Real Estate for the State of Illinois ("OBRE"), and under section 8(b) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. Section 1818(b), and having waived those rights, entered into a STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST ("STIPULATION") with representatives of the OBRE and the Federal Deposit Insurance Corporation (the "FDIC"), dated

April 30, 2004, whereby, solely for the purpose of this proceeding and without admitting or denying the charges of unsafe or unsound banking practices and violations of law, rule, or regulation, the Bank consented to the issuance of an ORDER TO CEASE AND DESIST ("ORDER") by the OBRE and the FDIC.

         The OBRE and the FDIC considered the matter and determined that there was reason to believe that the Bank had engaged in unsafe or unsound banking practices and had violated laws, rules, or regulations. The OBRE and the FDIC, therefore, accepted the STIPULATION and issued the following:

                            ORDER TO CEASE AND DESIST

         IT IS HEREBY ORDERED, that the Bank, its institution-affiliated parties, as that term is defined in section 3(u) of the Act, 12 U.S.C. Section 1813(u), and its successors and assigns, cease and desist from the following unsafe or unsound banking practices and violations of law, rule, or regulation:

         A. Operating with an inadequate level of capital protection for the kind and quality of assets held;

         B. Operating with inadequate earnings;

         C. Operating with an inadequate allowance for loan and lease losses ("ALLL") for the volume, kind, and quality of loans and leases held;

         D. Engaging in hazardous lending and lax collection practices including but not limited to:

                           (i) Failing to establish and enforce adequate loan repayment programs;

                           (ii) Failing to extend credit with adequate diversification of risk;

                           (iii) Failing to provide for the type and quality of loan underwriting and credit analysis consistent with prudent industry standards;

                           (iv) Failing to identify problem credits in a timely manner;

                           (v) Operating with an excessive level of adversely classified loans and non-accrual loans; and

                           (vi) Extending credit to borrowers without adequate repayment capacity or sufficient cash flow from the project financed.

         E. Operating with a board of directors which has failed to provide adequate supervision over and direction to the management of the Bank to prevent unsafe or unsound banking practices and violations of law, rule, or regulation;

         F. Operating with management whose practices are detrimental to the Bank and jeopardize the safety of its deposits;

         G. Violating laws, rules, or regulations, including:

                           (i) Failing to comply with the safe and sound banking practice requirements of section 23A of the Federal Reserve Act ("section 23A"), 12 U.S.C. Section 371c (a)(4);

                           (ii) Failing to comply with the lending limit restrictions of section 23A of the Federal Reserve Act ("section 23A"), 12 U.S.C.
                                    Section 371c (a)(1)(A); and

                           (iii) Failing to comply with section 35.2 (c)(4) of the Illinois Banking Act that prohibits the acceptance of securities issued by an affiliate as acceptable collateral for a loan or extension of credit to that affiliate or any affiliate of a state bank.

         H. Operating with inadequate liquidity in light of the Bank's asset and liability mix.

                  IT IS FURTHER ORDERED, that the Bank, its institution-affiliated parties, as that term is defined in section 3(u) of the Act, 12 U.S.C. Section 1813 (u), and its successors and assigns, take affirmative action as follows:

                  1. (a) Within 30 days from the last day of each calendar quarter following the effective date of this ORDER, the Bank shall determine from its Reports of Condition and Income its level of Tier 1 capital as a percentage of its total assets ("Capital Ratio") for that calendar quarter. If the capital ratio is less than 8.0 percent, the Bank shall, within 60 days of the date of the required determination, increase its capital ratio to not less than 8.0 percent calculated as of the end of that preceding quarterly period. For purposes of this ORDER, Tier 1 capital and total assets shall be calculated in accordance with Part 325 of the FDIC Rules and Regulations ("Part 325"), 12 C.F.R. Part 325.

                  (b) Any increase in Tier 1 capital may be accomplished by the following:

                           (i) The sale of common stock and non-cumulative perpetual preferred stock constituting Tier 1 capital under Part 325; or

                           (ii) The elimination of all or part of the assets classified "Loss" or "one-half of Doubtful" in the OBRE and FDIC joint report of examination as of September 15, 2003 ("Joint Report") without loss or liability to the Bank, provided any collection on a partially charged-off asset shall first be applied to that portion of the asset which was not charged-off pursuant to this ORDER;

                           (iii) The collection in cash of assets previously charged-off; or

                           (iv) The direct contribution of cash by the directors and/or the shareholders of the Bank and/or CIB Marine Bancshares Inc., the Bank's holding company;

                           (v)      Any other means acceptable to the
                                    Commissioner of OBRE ("Commissioner") and the Regional Director of the Chicago Regional Office of the FDIC ("Regional Director"); or

                           (vi)     Any combination of the above means.

         (c) If all or part of the increase in capital required by this paragraph is to be accomplished by the sale of securities, the board of directors of the Bank shall adopt and implement a plan for the sale of such securities, including the voting of any shares owned or proxies held by or controlled by them in favor of said plan. Should the implementation of the plan involve public or private distribution of Bank securities, including a distribution limited only to the Bank's existing shareholders, the Bank shall prepare detailed offering materials fully describing the securities being offered, including an accurate description of the financial condition of the Bank and the circumstances giving rise to the offering, and other material disclosures necessary to comply with state and Federal securities laws. Prior to the implementation of the plan and, in any event, not less than 20 days prior to the dissemination of such materials, the materials used in the offering of the securities shall be submitted to Scott D. Clarke, Assistant Commissioner, Office of Banks and Real Estate, 310 South Michigan Avenue, Suite 2130, Chicago, Illinois 60604, and to the FDIC Registration and Disclosure Section, 550 17th Street, N.W., Washington, D.C. 20429, for review. Any changes requested to be made in the materials by the OBRE or the FDIC shall be made prior to their dissemination.

         (d) In complying with the provisions of this paragraph, the Bank shall provide to any subscriber and/or purchaser of Bank securities written notice of any planned or existing development or other changes that are materially different from the information reflected in any offering materials used in connection with the sale of Bank securities. The written notice required by this paragraph shall be furnished within 10 calendar days of the date any material development or change was planned or occurred, whichever is earlier, and shall be furnished to every purchaser and/or subscriber of the Bank's original offering materials.

         (e) The capital ratio analysis required by this paragraph shall not negate the responsibility of the Bank and its board of directors for maintaining throughout the year an adequate level of capital protection for the kind, quality and degree of market depreciation of assets held by the Bank.

         2. As of the effective date of this ORDER, the Bank shall not declare or pay any cash dividend without the prior written consent of the Commissioner and the Regional Director.

         3. (a) Within 90 days from the effective date of this ORDER, the Bank shall formulate and submit to the Commissioner and Regional Director for review and comment a written profit plan and a realistic, comprehensive budget for all categories of income and expense for calendar years 2004 and 2005. The plans required by this paragraph shall contain formal goals and strategies, consistent with sound banking practices, to reduce discretionary expenses and to improve the Bank's overall earnings, and shall contain a description of the operating assumptions that form the basis for, and adequately support, major projected income and expense components.

                  (b) The written profit plan shall address, at a minimum:

                           (i)      Realistic and comprehensive budgets;

                           (ii) A budget review process to monitor the income and expenses of the Bank to compare actual figures with budgetary projections; and

                           (iii) An identification of the major areas in, and means by which, the Board will seek to improve the Bank's earnings.

                  (c) Within 30 days from the end of each calendar quarter following completion of the profit plans and budgets required by this paragraph, the Bank's board of directors shall evaluate the Bank's actual performance in relation to the plan and budget, record the results of the evaluation, and note any actions taken by the Bank in the minutes of the board of directors' meetings at which such evaluation is undertaken.

                  (d) A written profit plan and budget shall be prepared for each calendar year subsequent to 2005 for which this ORDER is in effect and shall be submitted to the Commissioner and Regional Director for review and comment within 30 days from the end of each year. Within 30 days of receipt of all such comments from the Commissioner and Regional Director after adoption of any recommended changes, the Bank shall approve the plan, which approval shall be recorded in the minutes of a board of directors' meeting. Thereafter, the Bank shall implement and follow the plan.

         4. (a) within 90 days from the effective date of this ORDER, the Bank shall formulate and adopt a realistic, comprehensive strategic plan. The plan required by this paragraph shall contain an assessment of the Bank's current financial condition and market area, and a description of the operating assumptions that form the basis for, and adequately support, the written strategic plan.

                  (b) The written strategic plan shall address, at a minimum:

                           (i)      Strategies for pricing policies and
                                    asset/liability management;

                           (ii) Equity sources, desired loan portfolio mix, market area, acceptable funding sources, product offerings, and branch development plans;

                           (iii) Staffing levels, training, and management succession;

                           (iv)     Financial goals including pro forma
                                    statements for asset growth, capital
                                    adequacy, and earnings.

                  (c) The Bank shall submit the strategic plan to the Commissioner and Regional Director for review and comment. After consideration of all such comments, the Bank shall approve the plan, which approval shall be recorded in the minutes of a board of directors' meeting.

                  (d) Within 30 days from the end of each calendar quarter following adoption of the strategic plan by the Bank, the Bank's board of directors shall evaluate the Bank's actual performance in relation to the strategic plan required by this paragraph and record the results of the evaluation, and any actions taken by the Bank, in the minutes of the board of directors' meeting at which such evaluation is undertaken.

                  (e) The strategic plan required by this ORDER shall be revised and submitted to the Commissioner and Regional Director for review and comment within 30 days prior to the end of each calendar year for which this ORDER is in effect. Within 30 days of receipt of any comments from the Commissioner and Regional Director, and after consideration of all comments, the Bank shall approve the revised plan, which approval shall be recorded in the minutes of a board of directors' meeting. Thereafter, the Bank shall implement the revised plan.

         5. (a) During the life of this ORDER, the Bank shall not increase its total assets by more than 2.0 percent during any consecutive three-month period without providing, at least 30 days prior to its implementation, a growth plan to the Commissioner and Regional Director.

                  (b) Such growth plan, at a minimum, shall include the funding source to support the projected growth, as well as the anticipated use of funds. This growth plan shall not be implemented without the prior written consent of the Commissioner and Regional Director. For the purpose of this paragraph, "total assets" shall be defined as in the Federal Financial Institutions Examination Council ("FFIEC") Instructions for the Consolidated Reports of Condition and Income.

         6. During the life of this ORDER, the Bank shall not increase its loans and leases, net of unearned income, by more than 2.0 percent during any consecutive three-month period without providing, at least 30 days prior to its implementation, a growth plan to the Commissioner and Regional Director. The growth plan shall not be implemented without the prior written consent of the Commissioner and Regional Director. For the purpose of this paragraph, "loans and leases, net of unearned income", shall be defined as in the FFIEC Instructions for the Consolidated Reports of Condition and Income.

         7. During the life of this order, the Bank shall not implement a plan to sell, transfer, or otherwise dispose of any asset or group of assets with a value or aggregate value of greater than $1,000,000 without providing 10 days written notice to the Commissioner and Regional Director for review and comment. Thereafter, the Bank shall approve the plan, which shall be recorded in the minutes of a board of directors' meeting.

         8. (a) Within 60 days from the effective date of this ORDER, the Bank shall formulate and submit to the Commissioner and the Regional Director for review and comment a written plan to reduce the Bank's risk position in each asset in excess of $2,000,000 which is classified "Substandard" or "Doubtful" in the Joint Report.

                  (b) As used in this paragraph, "reduce" means to collect; charge-off; or improve the quality of such assets so as to warrant removal of any adverse classification by the OBRE or the FDIC.

                  (c) In developing such plan, the Bank shall, at a minimum,

                           (i) Review the financial position of each such borrower, including the source of repayment, repayment ability, and alternative repayment sources, and

                           (ii) Evaluate the available collateral for each such credit, including possible actions to improve the Bank's collateral position.

                  (d) Such plan shall include, but not be limited to:

                           (i) Dollar levels to which the Bank shall reduce each asset within six months from the effective date of this ORDER; and

                           (ii) Provisions for the submission of monthly written progress reports to the Bank's board of directors for review and notation in minutes of the meetings of the board of directors.

                  (e) Within 30 days from the receipt of any comment from the Commissioner and the Regional Director, and after the adoption of any recommended changes, the Bank shall approve the written plan, which approval shall be recorded in the minutes of a board of directors' meeting. Thereafter, the Bank shall implement and follow this written plan.

                  (f) As of the effective date of this ORDER, the Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of, any borrower who is already obligated in any manner to the Bank on any extension of credit (including any portion thereof) that has been charged-off the books of the Bank or classified "Loss" so long as such credit remains uncollected.

                  (g) As of the effective date of this ORDER, the Bank shall not extend, directly or indirectly, any additional credit to, or for the benefit of, any borrower whose loan or other credit has been classified "Substandard", "Doubtful" or is listed for "Special Mention" and is uncollected unless the Bank's board of directors has adopted, prior to such extension of credit, a detailed written statement giving the reasons why such extension of credit is in the best interest of the Bank. A copy of the statement shall be placed in the appropriate loan file and shall be incorporated in the minutes of the applicable board of directors' meeting.

                  (h) Within 60 days from the effective date of this ORDER, the Bank shall develop a system to correct loan administration deficiencies and ensure compliance with/adherence to the loan policy. Specific areas to be addressed include:

                           (i)      Timely identification of problem credits;

                           (ii)     ALLL adequacy;

                           (iii)    Conflicts of interest;

                           (iv) Global cash flow analysis and requirements for extending credit to related interests;

                           (v)      Capitalizing interest;

                           (vi) Prohibitions against emphasizing fee income over principal repayment; and

                           (vii)    Diversification of the loan portfolio.

                  (i) Within 180 days from the effective date of this ORDER, the Bank shall correct all deficiencies in the loans listed for "Special Mention" in the Joint Report.

         9. (a) As of the effective date of this ORDER, the Bank shall eliminate from its books, by charge-off or collection, all assets or portions of assets classified "Loss" and 50% of all assets classified "Doubtful" in the Joint Report that have not been previously collected or charged-off. Any such charged-off asset shall not be rebooked without the prior written consent of the Commissioner and the Regional Director. Elimination or reduction of these assets with the proceeds of other Bank extensions of credit is not considered collection for the purpose of this paragraph.

                  (b) Within 30 days from the effective date of this ORDER, the Bank shall make an additional provision for loan and lease losses which, after review and consideration by the board of directors, reflects the potential for further losses in the remaining loans or leases classified "Substandard" or "Doubtful" and all other loans and leases in its portfolio. In making this determination, the board of directors shall consider the FFIEC Instructions for the Reports of Condition and Income, the Policy Statement on Allowance for Loan and Lease Losses Methodologies and Documentation for Banks and Savings Institutions ("ALLL Policy Statement") and any analysis of the Bank's ALLL provided by the OBRE or the FDIC.

                  (c) Within 30 days from the effective date of this ORDER, Reports of Condition and Income required by the FDIC and filed by the Bank subsequent to September 15, 2003, but prior to the effective date of this ORDER, shall be amended and refiled if they do not reflect a provision for loan and lease losses and an ALLL which are adequate considering the condition of the Bank's loan portfolio.

                  (d) Prior to submission or publication of all Reports of Condition and Income required by the FDIC after the effective date of this ORDER, the board of directors of the Bank shall review the adequacy of the Bank's ALLL, provide for an adequate ALLL, and accurately report the same. The minutes of the board meeting at which such review is undertaken shall indicate the findings of the review, the amount of increase in the ALLL recommended, if any, and the basis for determination of the amount of the ALLL provided. In making these determinations, the board of directors shall consider the FFIEC Instructions for the Reports of Condition and Income, the ALLL Policy Statement, and any analysis of the Bank's ALLL provided by the OBRE and the FDIC.

                  (e) ALLL entries required by this paragraph shall be made prior to any Tier 1 capital determinations required by this ORDER.

         10. (a) Within 60 days from the effective date of this ORDER, the Bank shall formulate and submit to the Commissioner and Regional Director for review and comment a written plan to reduce each of the individual and industry loan concentrations of credit identified in the Joint Report. Such plan shall prohibit any additional advances that would increase the concentrations or create new concentrations and shall include, but not be limited to:

                           (i) Dollar levels to which the Bank shall reduce each concentration within six and 12 months from the effective date of this ORDER; and

                           (ii) Provisions for the submission of monthly written progress reports to the Bank's board of directors for review and notation in minutes of the meetings of the board of directors. As used in this paragraph, "reduce" means to collect or charge off.

                  (b) Within 30 days from receipt of any comment from the Commissioner or Regional Director, and after the adoption of any recommended changes, the Bank shall approve the plan, which approval shall be recorded in the minutes of a board of directors' meeting. Thereafter, the Bank shall implement and follow the plan.

         11. (a) Within 30 days from the effective date of this ORDER, the Bank shall retain a bank consultant acceptable to the Commissioner and the Regional Director. The consultant shall develop a written analysis and assessment of the Bank's board of directors, executive officers and staffing needs ("Management Plan") for the purpose of providing qualified management for the Bank.

                  (b) The Bank shall provide the Commissioner and the Regional Director with a copy of the proposed engagement letter or contract with the consultant for review before it is executed. The contract or engagement letter, at a minimum, shall include:

                           (i) A description of the work to be performed under the contract or engagement letter;

                           (ii)     The responsibilities of the consultant;

                           (iii) Identification of the professional standards covering the work to be performed;

                           (iv) Identification of the specific procedures to be used when carrying out the work to be performed;

                           (v) The qualifications of the employee(s) who are to perform the work;

                           (vi)     The time frame for completion of the work;

                           (vii) Any restrictions on the use of the reported findings; and

                           (viii) A provision for unrestricted examiner access to work papers.

                  (c) The Management Plan shall be developed within 90 days from the effective date of this ORDER. The Management Plan shall include, at a minimum:

                           (i) Identification of both the type and number of senior executive officer positions needed to properly manage and supervise the affairs of the Bank;

                           (ii) Identification and establishment of such Bank committees as are needed to provide guidance and oversight to active management;

                           (iii) Evaluation of all executive officers to determine whether these individuals possess the ability, experience and other qualifications required to perform present and anticipated duties, including adherence to the Bank's established policies and practices, and restoration and maintenance of the Bank in a safe and sound condition;

                           (iv) A plan to recruit and hire any additional or replacement personnel with the requisite ability, experience and other qualifications to fill those executive officer positions identified by this paragraph of this ORDER; and

                           (v) Establishment of a review system that measures and evaluates senior executive officer performance at least annually.

                  (d) The Management Plan shall be submitted directly to the Commissioner and the Regional Director for review and comment upon its completion. Within 30 days from the receipt of any comments from the Commissioner and the Regional Director and after the adoption of any recommended changes, the Bank shall approve the Management Plan, and record its approval in the minutes of the board of directors' meeting. Thereafter, the Bank, its directors, officers, and employees shall implement and follow the Management Plan and/or any subsequent modification.

                  (e) Within 90 days from the effective date of this ORDER, the Bank shall have and thereafter retain qualified management. At a minimum, such management shall include: (i) a chief executive officer with proven ability in managing a bank of comparable size and with comparable problems; (ii) a senior lending officer with an appropriate level of lending, collection, and loan supervision experience for the type and quality of the Bank's loan portfolio; and (iii) a distressed-asset manager with proven ability to satisfactorily resolve the Bank's asset quality problems.

                  (f) During the life of this ORDER, the Bank shall notify the Commissioner and the Regional Director in writing of any changes in any of the Bank's directors or senior executive officers. For purposes of this ORDER, "senior executive officer" is defined as in section 32 of the FDI Act ("section 32"), 12 U.S.C. Section 1831(i), and section 303.101(b) of the FDIC Rules and Regulations, 12 C.F.R. Section 303.101(b), and includes any person identified by the OBRE or the FDIC, whether or not hired as an employee, with significant influence over, or who participates in, major policymaking decisions of the Bank.

                  (g) Prior to the addition of any individual to the board of directors or the employment of any individual as a senior executive officer, the Bank shall comply with the requirements of section 32 and Subpart F of Part 303 of the FDIC Rules and Regulations, 12 C.F.R. Sections 303.100-303.104. Further, the Bank shall request and obtain the Commissioner's written approval prior to the addition of any individual to the board of directors and the employment of any individual as a senior executive officer.

                  (h) Management shall be provided the necessary written authority to implement the provisions of this ORDER. The qualifications of management shall be assessed on its ability to:

                           (i)      Comply with the requirements of this ORDER;

                           (ii)     Operate the Bank in a safe and sound manner;

                           (iii) Comply with applicable laws, rules, and regulations; and

                           (iv) Restore all aspects of the Bank to a safe and sound condition, including asset quality, capital adequacy, earnings, management effectiveness, and liquidity.

         12. (a) Within 60 days from the effective date of this ORDER, the Bank shall develop and submit to the Commissioner and Regional Director for review and comment a written plan addressing liquidity, rate sensitivity objectives, and asset/liability management. Annually thereafter during the life of this ORDER, the Bank shall review this plan for adequacy and, based upon such review, shall make appropriate revisions to the plan that are necessary to strengthen funds management procedures and maintain adequate provisions to meet the Bank's liquidity needs. The initial plan shall include, at a minimum, provisions:

                           (i)      Establishing prudent limitations on
                                    liquidity and funds management measurements;

                           (ii) Establishing a desirable range for its net non-core funding ratio as computed in the Uniform Bank Performance Report;

                           (iii) Identifying the source and use of borrowed and/or volatile funds;

                           (iv) Establishing appropriate lines of credit at correspondent banks, including the appropriate Federal Reserve Bank;

                           (v) Requiring the retention of securities and/or other identified categories of investments that can be liquidated within one day in amounts sufficient (as a percentage of the Bank's total assets) to ensure the maintenance of the Bank's liquidity posture at a level consistent with short- and long-term liquidity objectives;

                           (vi)     Establishing contingency plans by
                                    identifying alternative courses of action designed to meet the Bank's liquidity needs;

                           (vii) Addressing the proper use of borrowings and providing for appropriate tenor commensurate with the use of the borrowed funds, addressing concentration of funding sources, pricing and collateral requirements with specific allowable funding channels identified.

                  (b) Within 30 days from the receipt of all such comments from the Commissioner or Regional Director, and after revising the plan as necessary, the Bank shall adopt the plan, which adoption shall be recorded in the minutes of a board of directors' meeting. Thereafter, the Bank shall implement the plan.

         13. Effective immediately, the Bank shall not renew or obtain brokered deposits without the prior approval of the Commissioner and the Regional Director.

         14. (a) No later than July 30, 2004, and continuing thereafter, the Bank shall file accurate Consolidated Reports of Condition and Income; and

                  (b) Within 30 days of the effective date of this ORDER, the Bank shall establish policies and provide adequate training to ensure reports are filed accurately in the future. While this ORDER is in effect, the Bank shall submit to the Commissioner and Regional Director a copy of all Reports of Condition and Income filed with the FDIC.

         15. (a) Within 90 days from the effective date of this ORDER, the Bank shall submit to the Commissioner and Regional Director for review and comment a written plan, consistent with safe and sound banking considerations, to eliminate or reduce the impact of the violations of laws, rules, or regulations listed in the Joint Report.

             (b) Within 30 days from the receipt of any comment from the Commissioner or Regional Director, and after the adoption of any recommended changes, the Bank shall approve the written plan, which approval shall be recorded in the minutes of a board of directors' meeting. Thereafter, the Bank shall implement and follow this written plan.

             (c) Within 10 days from the effective date of this ORDER, the Bank shall implement procedures to ensure future compliance with all applicable laws, rules, and regulations.

         16. (a) Within 60 days of the effective date of this ORDER, the Bank shall conduct a study and prepare a written report for review and comment by the Commissioner and Regional Director regarding loans extended as of July 31, 2003, to or for the benefit of CIB Marine Bancshares, Inc. stockholders (CIB Marine Stock Study). The CIB Marine Stock Study should at a minimum:

                           (i) Identify all loans extended to shareholders and/or their related interests;

                           (ii) Identify all loans extended with all or a portion of the proceeds used to finance the purchase of CIB Marine Bancshares, Inc. stock; and

                           (iii) Identify all loans extended that are collateralized by CIB Marine Bancshares, Inc. stock.

                  (b) Within 30 days of the completion of the CIB Marine Stock Study, the Bank shall disclose the findings to the board of directors for review and notation in the minutes. The Bank shall establish procedures to monitor and maintain records on such transactions to prevent covered transactions from exceeding limitations of section 23A.

         17. Within 30 days from the effective date of this ORDER, the Bank shall establish a compliance committee comprised of at least three directors who are not officers of the Bank. The committee shall monitor compliance with this ORDER and, within 60 days from the effective date of this ORDER and every 90 days thereafter, shall submit to the board of directors for consideration at its regularly scheduled meeting a written report detailing the Bank's compliance with this ORDER. The compliance report shall be incorporated into the minutes of the board of directors' meeting. Establishment of this committee does not in any way diminish the responsibility of the entire board of directors to ensure compliance with the provisions of this ORDER.

         18. Within 30 days from the end of each calendar quarter following the effective date of this ORDER, the Bank shall furnish to the Commissioner and the Regional Director written progress reports signed by each member of the Bank's board of directors, detailing the actions taken to secure compliance with the ORDER and the results thereof. Such reports may be discontinued when the corrections required by this ORDER have been accomplished and the Commissioner and the Regional Director have, in writing, released the Bank from making further reports.

         19. Following the effective date of this ORDER, the Bank shall send to its shareholders and to the shareholders of CIB Marine Bancshares, Inc. ("Bank Holding Company") a copy or description of this ORDER: (l) in conjunction with the Bank's and the Bank Holding Company's next shareholder communications; and
(2) in conjunction with the Bank's and the Bank Holding Company's notice or proxy statement preceding their next shareholder meetings. The description shall fully describe this ORDER in all material respects. The description and any accompanying communication, notice or statement shall be sent to

Scott D. Clarke, Assistant Commissioner, Office of Banks and Real Estate, 310 South Michigan Avenue, Suite 2130, Chicago, Illinois 60604, and to the FDIC Registration and Disclosure Section, 550 17th Street, N.W., Washington, D.C. 20429 for review at least 20 days prior to dissemination to shareholders. Any changes requested to be made by the OBRE and the FDIC shall be made prior to dissemination of the description, communication, notice, or statement.

         The effective date of this ORDER shall be 10 calendar days after its issuance by the OBRE and the EDIC.

         The provisions of this ORDER shall be binding upon the Bank, its institution-affiliated parties, and any successors and assigns thereof.

         The provisions of this ORDER shall remain effective and enforceable except to the extent that, and until such time as, any provision has been modified, terminated, suspended, or set aside by the OBRE and the FDIC.

         Pursuant to delegated authority.

         Dated:  MAY 19, 2004




/s/ SCOTT D. CLARKE                        /s/ SCOTT M. POLAKOFF
----------------------------------         -----------------------------------
Scott D. Clarke                            Scott M. Polakoff

Assistant Commissioner                     Regional Director
Office of Banks and Real Estate            Chicago Regional Office
for the State of Illinois                  Federal Deposit Insurance Corporation